U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 16, 2008
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-10026                   14-0462060
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State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On December 16, 2008, Albany International Corp. ("the Registrant"), and certain subsidiaries, executed the Third Amendment to Note Agreement and Amendment to Notes (the "Third Amendment Prudential Agreement") with The Prudential Insurance Company of America, and other affiliated purchasers, amending the Note Agreement and Guaranty, dated as of October 25, 2005 (the "Note Agreement"), and the outstanding Notes under the Note Agreement. The Third Amendment Prudential Agreement increases the permitted Leverage Ratio (as defined in the Note Agreement) for certain periods, beginning November 18, 2008, and requires the Registrant to make an additional interest payment to the holders of the Notes on January 25, 2009. It also requires the payment of additional interest to the holders of the Notes in the event that (a) the Company's Unadjusted Leverage Ratio (as defined in the amended Notes) exceeds certain specified levels with respect to calendar quarters beginning with the first quarter of 2009, and (b) the Company's Leverage Ratio (as defined) exceeds a specified level as of December 31, 2008.

A copy of the Third Amendment Prudential Agreement is furnished as an Exhibit to this report. A copy of the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed October 26, 2005. A copy of the First Amendment to the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed November 17, 2006, and a copy of the Second Amendment to the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed May 3, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

10(k)[(vii)] Third Amendment, dated as of December 16, 2008, to Note Agreement and Amendment to Notes.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALBANY INTERNATIONAL CORP.

                                       By: /s/ Michael C. Nahl
                                           ------------------------------------
                                       Name:  Michael C. Nahl
                                       Title: Executive Vice President and
                                              Chief Financial Officer

          Date: December 19, 2008


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                                Index to Exhibits


Exhibit No.      Description
-----------      -----------
[10(k)(vii)]     Third Amendment, dated as of December 16, 2008, to Note
                 Agreement and Amendment to Notes